Debt (Tables)	3 Months Ended
Mar. 31, 2022
Debt Disclosure [Abstract]
Schedule of Outstanding Debt	Outstanding debt, excluding finance leases and remaining unamortized discount and issuance costs of $13 million and $14 million as of March 31, 2022 and December 31, 2021, respectively, consisted of the following:

	March 31, 2022	December 31, 2021
Term Loan Facility due August 2024	$355	$356
Senior Secured Notes due July 2025	218	217
Senior Unsecured Notes due July 2025	372	372
Other	1	1
Total debt	946	946
Less: short-term debt and current portion of long-term debt	4	4
Long-term debt	$942	$942